Filed Pursuant to Rule 497(e)
File No. 333-179562; 811-22668

AAM S&P 500 High Dividend Value ETF (SPDV)
AAM S&P Emerging Markets High Dividend Value ETF (EEMD)
AAM S&P Developed Markets High Dividend Value ETF (DMDV)
AAM Low Duration Preferred and Income Securities ETF (PFLD)
(each, a “Fund”)

December 9, 2021

Supplement to the Statement of Additional Information (“SAI”),
dated February 28, 2021

The following replaces the “Distributor — Intermediary Compensation” section beginning on page 29 of the SAI:
The Adviser, the Sub-Adviser, or their affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to the Fund or its shareholders), may pay certain broker dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing and educational training or support. These arrangements are not financed by the Fund and, thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Fund’s Prospectus and they do not change the price paid by investors for the purchase of Shares or the amount received by a shareholder as proceeds from the redemption of Shares. Such compensation may be paid to Intermediaries that provide services to the Fund, including marketing and education support (such as through conferences, webinars and printed communications).
The Adviser has a separate arrangement to make payments, other than for the marketing and educational activities described above, to LPL Financial LLC (the “Firm”). Pursuant to the arrangement with the Firm, the Firm has agreed to offer certain AAM Funds to its customers and not to charge certain customers any commissions when those customers purchase or sell shares of an AAM Fund. These payments, which may be significant, are paid by the Adviser from its own resources and not from the assets of a Fund.
The Adviser and Sub-Adviser periodically assess the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Fund over other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professional if he or she receives similar payments from his or her Intermediary firm.
Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker, or other investment professional for more information regarding any payments his or her Intermediary firm may receive. Any payments made by the Adviser, Sub-Adviser or their affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy Shares.
If you have any additional questions, please call 1-800-617-0004.